UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2009

THE DAVEY TREE EXPERT COMPANY

(Exact name of registrant as specified in charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Departure of a Director

On March 10, 2009, William L. Phipps notified the Chairman of the Corporate Governance Committee of the Board of Directors of The Davey Tree Expert Company (the “Company”) of his intention to not stand for reelection to the Board of Directors at the Company’s 2009 Annual Meeting of Shareholders on May 19, 2009, the date on which his term was set to expire. In addition to his service on the Board, Mr. Phipps is a member of the Audit Committee and the Corporate Governance Committee.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

99.1           Press Release of The Davey Tree Expert Company, dated March 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:  /s/ David E. Adante
  David E. Adante
  Executive Vice President, Chief Financial Officerand Secretary

Date:  March 16, 2009